UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): February 19, 2007



                              SILGAN HOLDINGS INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                     000-22117                 06-1269834
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                       N/A
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          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


     [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers

On February 19, 2007, the Compensation Committee of the Board of Directors of Silgan Holdings Inc., or the Company, (i) set the performance goal and
performance   goal  target  for  2007  under  the  Company's   Senior  Executive
Performance Plan, or the Performance Plan, for Mr. Anthony J. Allott, the President and Chief Executive Officer of the Company and the only participant under the Performance Plan, (ii) set financial targets and organizational goals for bonuses for 2007 for other executive officers of the Company and (iii) established performance criteria for 2007 for potential performance awards to be granted in 2008 under the Company's 2004 Stock Incentive Plan, or the Stock Incentive Plan.

The Compensation Committee set the performance goal for 2007 for Mr. Allott under the Performance Plan as the EBITDA (as defined in the Performance Plan) of the Company and the performance goal target for 2007 as the achievement of the EBITDA level of the Company from 2006. The Compensation Committee also determined that the maximum amount that could be awarded to Mr. Allott under the Performance Plan for 2007 would be 100% of his annual base salary for 2007, with the actual amount being determined pursuant to a formula based on the Company's EBITDA for 2007 as compared to the Company's EBITDA for 2006.

As a result of setting the performance goal and performance goal target under the Performance Plan, the Compensation Committee confirmed that, as required pursuant to his employment agreement, Mr. Robert B. Lewis would be eligible for an annual cash bonus for 2007 of up to 30% of his annual salary calculated on the same basis that bonuses are payable for 2007 under the Performance Plan.

The Compensation Committee set target levels of earnings before interest and taxes and organizational goals (management development, market leadership, operating cost leadership, working capital management, selling, general and administrative cost management and financial reporting and controls) for the payment of annual bonuses for 2007 to officers of Silgan Containers Corporation, or Containers, a wholly owned subsidiary of the Company, including Mr. James D. Beam, President of Containers. Following the end of the year, the Compensation Committee will certify the level of earnings before interest and taxes and organizational goals attained by Containers, and bonuses will be awarded to officers of Containers on a sliding scale (from zero to two times "norm") on such basis. If the targeted level of earnings before interest and taxes and applicable organizational goals for Containers are attained, Mr. Beam would receive a bonus for 2007 at "norm," or at 30% of his salary for 2007.

The Compensation Committee set target levels of earnings before interest and taxes for the payment of annual bonuses for 2007 to officers of Silgan Plastics Corporation, or

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


Plastics, a wholly owned subsidiary of the Company, including Mr. Russell F. Gervais, President of Plastics. Following the end of the year, the Compensation Committee will certify the level of earnings before interest and taxes attained by Plastics, and bonuses will be awarded to officers of Plastics on a sliding scale (from zero to two times "norm") on such basis. If the targeted level of earnings before interest and taxes for Plastics is attained, Mr. Gervais would receive a bonus for 2007 at "norm", or at 40% of his salary for 2007.

The Compensation Committee approved annual cash bonus calculations for 2007 for Messrs. Glenn A. Paulson, Frank W. Hogan, Malcolm E. Miller and Anthony P. Andreacchi and Ms. Kimberly I. Ulmer, executive officers of the Company, based upon a weighted average of actual bonus payouts as a percentage of "norm" to managers of the Company's subsidiaries, using each subsidiary's percentage of the overall earnings before interest and taxes of the Company's subsidiaries as the basis for weighting. Such executive officers are eligible to receive a bonus for 2007 on a sliding scale (from zero to two times "norm"), with "norm" for such executive officers ranging from 30% to 40% of their salary.

Additionally, the Compensation Committee approved potential performance awards of restricted stock units for an aggregate of up to 110,500 shares of Common Stock of the Company to a total of 29 officers and other key employees of the Company and its subsidiaries, and fixed and established the performance criteria for the Company's 2007 fiscal year for the granting of such performance awards under the Stock Incentive Plan. Mr. Allott is the only person named in the Summary Compensation Table in the Company's most recent proxy statement that is included in such group of officers and other key employees. The performance criteria selected by the Compensation Committee is the Company's earnings before interest, taxes, depreciation and amortization for 2007, and the minimum level of performance that must be attained for the performance awards to be granted is based on the Company's earnings before interest, taxes, depreciation and amortization in 2007 as compared to 2006. If the minimum level of performance is attained as certified by the Compensation Committee following the end of 2007, then the Compensation Committee may make grants for an aggregate of up to 110,500 restricted stock units to such 29 officers and other key employees of the Company and its subsidiaries. In determining the amount of such an award to grant to a particular officer or other key employee, the Compensation Committee will consider the value of unvested stock awards previously granted and the prospective value of the award to be granted to such individual, and may grant restricted stock units to such individual in an amount up to the maximum amount approved by the Compensation Committee for such individual on February 19, 2007. Such restricted stock units will be granted at the earliest upon the date on which the Compensation Committee makes such certification, will vest in five equal installments annually beginning one year from the date of grant, and will carry with them the right to receive dividend equivalents in an amount equal to all cash dividends paid on one share of Common Stock of the Company for each restricted stock unit while such restricted stock unit is outstanding and until such restricted stock unit vests.

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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SILGAN HOLDINGS INC.


                               By: /s/ Frank W. Hogan, III
                                   --------------------------------------
                                   Frank W. Hogan, III
                                   Senior Vice President, General Counsel
                                      and Secretary


Date: February 23, 2007